Exhibit 4.5







                         ARIZONA PUBLIC SERVICE COMPANY

                                       TO

                              THE BANK OF NEW YORK

                                     Trustee



                                 ______________


                                    Indenture

                      Dated as of _____________ ___, 199__


                                 ______________


                               (For Senior Notes)

         ..............................................................
    Certain Sections of this Indenture relating to Sections 310 through 318, inclusive, of the Trust Indenture Act of 1939:

Trust Indenture
  Act Section                                                                   Indenture Section
SECTION 310(a) (1)    ........................................................  709
           (a) (2)    ........................................................  709
           (a) (3)    ........................................................  Not Applicable
           (a) (4)    ........................................................  Not Applicable
           (b)        ........................................................  708
                                                                                710
SECTION 311(a)        ........................................................  713
           (b)        ........................................................  713
SECTION 312(a)        ........................................................  801
                                                                                802
           (b)        ........................................................  802
           (c)        ........................................................  802
SECTION 313(a)        ........................................................  803
           (b)        ........................................................  803
           (c)        ........................................................  803
           (d)        ........................................................  803
SECTION 314(a)        ........................................................  804
           (a) (4)    ........................................................  101
                                                                                1104
           (b)        ........................................................  1105
           (c) (1)    ........................................................  102
           (c) (2)    ........................................................  102
           (c) (3)    ........................................................  Not Applicable
           (d)        ........................................................  102
                      ........................................................  404
           (e)        ........................................................  102
SECTION 315(a)        ........................................................  701
           (b)        ........................................................  702
           (c)        ........................................................  701
           (d)        ........................................................  701
           (e)        ........................................................  614
SECTION 316(a)        ........................................................  101
           (a) (1)(A) ........................................................  602
                                                                                612
           (a) (1)(B) ........................................................  613
           (a) (2)    ........................................................  Not Applicable
           (b)        ........................................................  608
           (c)        ........................................................  104
SECTION 317(a) (1)    ........................................................  603
           (a) (2)    ........................................................  604
           (b)        ........................................................  1103
SECTION 318(a)        ........................................................  107

_________________
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                                               TABLE OF CONTENTS

                                            ----------

                                                                                                     PAGE
                                                                                                     ----

PARTIES
RECITALS OF THE COMPANY


                                            ARTICLE ONE

                      DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
SECTION 101.       Definitions:
                   Act..............................................................................   2
                   Affiliate........................................................................   2
                   Authenticating Agent.............................................................   2
                   Board of Directors...............................................................   2
                   Board Resolution.................................................................   2
                   Business Day.....................................................................   2
                   Commission.......................................................................   2
                   Company..........................................................................   2
                   Company Request; Company Order...................................................   2
                   Corporate Trust Office...........................................................   2
                   Corporation......................................................................   2
                   Covenant Defeasance..............................................................   3
                   Defaulted Interest...............................................................   3
                   Defeasance.......................................................................   3
                   Depositary.......................................................................   3
                   Event of Default.................................................................   3
                   Exchange Act.....................................................................   3
                   Expiration Date..................................................................   3
                   Expert...........................................................................   3
                   First Mortgage...................................................................   3
                   First Mortgage Bonds.............................................................   3
                   Global Note......................................................................   3
                   Holder...........................................................................   3
                   Indenture........................................................................   3
                   Interest.........................................................................   3
                   Interest Payment Date............................................................   3
                   Investment Company Act...........................................................   4
                   Maturity.........................................................................   4
                   Mortgage Trustee.................................................................   4
                   Notes............................................................................   4
                   Note Register; Note Registrar....................................................   4
                   Notice of Default................................................................   4
                   Officers' Certificate............................................................   4
                   Opinion of Counsel...............................................................   4
                   Original Issue Discount Note.....................................................   4
                   Outstanding......................................................................   4
                   Paying Agent.....................................................................   5
                   Person...........................................................................   5
                   Place of Payment.................................................................   5
                   Predecessor Note.................................................................   5
                   Redemption Date..................................................................   5
                   Redemption Price.................................................................   6
                   Regular Record Date..............................................................   6
                   Release Date.....................................................................   6
                   Responsible Officer..............................................................   6
                   Securities Act...................................................................   6
                   Senior Note First Mortgage Bonds.................................................   6
                   Special Record Date..............................................................   6
                   Stated Maturity..................................................................   6
                   Subsidiary.......................................................................   6
                   Trust Indenture Act..............................................................   6

                   Trustee..........................................................................   6

                   U.S. Government Obligation.......................................................   7
                   Vice President...................................................................   7
SECTION 102.  Compliance Certificates and Opinions..................................................   7
SECTION 103.  Form of Documents Delivered to Trustee................................................   7
SECTION 104.  Acts of Holders; Record Dates.........................................................   8
SECTION 105.  Notices, Etc., to Trustee and Company.................................................  10
SECTION 106.  Notice to Holders; Waiver.............................................................  10
SECTION 107.  Conflict with Trust Indenture Act.....................................................  11
SECTION 108.  Effect of Headings and Table of Contents..............................................  11
SECTION 109.  Successors and Assigns................................................................  11
SECTION 110.  Separability Clause...................................................................  11
SECTION 111.  Benefits of Indenture.................................................................  11
SECTION 112.  Governing Law.........................................................................  11
SECTION 113.  Legal Holidays                                                                          12


                                            ARTICLE TWO

                                            NOTE FORMS

SECTION 201.  Forms Generally.......................................................................  12
SECTION 202.  Form of Face of Note..................................................................  12
SECTION 203.  Form of Reverse of Note...............................................................  14
SECTION 204.  Form of Legend for Global Notes.......................................................  18
SECTION 205.  Form of Trustee's Certificate of Authentication.......................................  19

                                             ARTICLE THREE

                                             THE NOTES

SECTION 301.  Amount Unlimited; Issuable in Series..................................................  19
SECTION 302.  Denominations.........................................................................  22
SECTION 303.  Execution, Authentication, Delivery and Dating........................................  22
SECTION 304.  Temporary Notes.......................................................................  24
SECTION 305.  Registration, Registration of Transfer and Exchange...................................  24
SECTION 306.  Mutilated, Destroyed, Lost and Stolen Notes...........................................  26
SECTION 307.  Payment of Interest; Interest Rights Preserved........................................  26
SECTION 308.  Persons Deemed Owners.................................................................  27
SECTION 309.  Cancellation..........................................................................  28
SECTION 310.  Computation of Interest...............................................................  28
SECTION 311.  CUSIP Numbers                                                                           28

SECTION 312.  Payments on Senior Note First Mortgage Bonds..........................................  28

                                              ARTICLE FOUR

                                 SENIOR NOTE FIRST MORTGAGE BONDS

SECTION 401.  Acceptance of Senior Note First Mortgage Bonds........................................  29
SECTION 402.  Terms of Senior Note First Mortgage Bonds.............................................  29
SECTION 403.  Senior Note First Mortgage bonds as Security for Notes................................  29
SECTION 404.  Fair Value Certificate................................................................  30
SECTION 405.  Senior Note First Mortgage Bonds Held by the Trustee..................................  31
SECTION 406.  No Transfer of Senior Note First Mortgage bonds; Exception............................  31
SECTION 407.  Delivery to the Company of all Senior Note First Mortgage bonds.......................  31
SECTION 408.  Further Assurances....................................................................  32
SECTION 409.  Exchange and Surrender of Senior Note First Mortgage bonds............................  32

                                              ARTICLE FIVE

                                    SATISFACTION AND DISCHARGE

SECTION 501.  Satisfaction and Discharge of Indenture...............................................  33
SECTION 502.  Application of Trust Money............................................................  34

                                            ARTICLE SIX

                                             REMEDIES

SECTION 601.  Events of Default.....................................................................  34
SECTION 602.  Acceleration of Maturity; Rescission and Annulment....................................  36
SECTION 603.  Collection of Indebtedness and Suits for
                       Enforcement by Trustee.......................................................  37
SECTION 604.  Trustee May File Proofs of Claim......................................................  37
SECTION 605.  Trustee May Enforce Claims Without Possession
                       of Notes.....................................................................  38
SECTION 606.  Application of Money Collected........................................................  38
SECTION 607.  Limitation on Suits...................................................................  38
SECTION 608.  Unconditional Right of Holders to Receive Principal,
                       Premium and Interest.........................................................  39
SECTION 609.  Restoration of Rights and Remedies....................................................  39
SECTION 610.  Rights and Remedies Cumulative........................................................  40
SECTION 611.  Delay or Omission Not Waiver..........................................................  40
SECTION 612.  Control by Holders....................................................................  40
SECTION 613.  Waiver of Past Defaults...............................................................  40
SECTION 614.  Undertaking for Costs.................................................................  41
SECTION 615.  Waiver of Usury, Stay or Extension Laws...............................................  41

                                           ARTICLE SEVEN

                                            THE TRUSTEE

SECTION 701.  Certain Duties and Responsibilities...................................................  41
SECTION 702.  Notice of Defaults....................................................................  42
SECTION 703.  Certain Rights of Trustee.............................................................  42
SECTION 704.  Not Responsible for Recitals or Issuance of Notes.....................................  43
SECTION 705.  May Hold Notes........................................................................  43
SECTION 706.  Money Held in Trust...................................................................  43
SECTION 707.  Compensation and Reimbursement........................................................  44
SECTION 708.  Conflicting Interests.................................................................  44
SECTION 709.  Corporate Trustee Required; Eligibility...............................................  45
SECTION 710.  Resignation and Removal; Appointment of Successor.....................................  45
SECTION 711.  Acceptance of Appointment by Successor................................................  46
SECTION 712.  Merger, Conversion, Consolidation or Succession
                        to Business.................................................................  47
SECTION 713.  Preferential Collection of Claims Against Company.....................................  48

SECTION 714.  Appointment of Authenticating Agent...................................................  48

                                           ARTICLE EIGHT

                         HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 801.  Company to Furnish Trustee Names and Addresses
                       of Holders...................................................................  50
SECTION 802.  Preservation of Information; Communications
                       to Holders...................................................................  50
SECTION 803.  Reports by Trustee....................................................................  50
SECTION 804.  Reports by Company....................................................................  51

                                           ARTICLE NINE

                       CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 901.  Company May Consolidate, Etc., Only on
                        Certain Terms...............................................................  51
SECTION 902.  Successor Substituted.................................................................  52

                                            ARTICLE TEN

                                      SUPPLEMENTAL INDENTURES

SECTION 1001.  Supplemental Indentures Without Consent of Holders...................................  53
SECTION 1002.  Supplemental Indentures With Consent of Holders......................................  54
SECTION 1003.  Execution of Supplemental Indentures.................................................  55
SECTION 1004.  Effect of Supplemental Indentures....................................................  55
SECTION 1005.  Conformity with Trust Indenture Act..................................................  55
SECTION 1006.  Reference in Securities to Supplemental Indentures...................................  55

                                          ARTICLE ELEVEN

                                             COVENANTS

SECTION 1101.  Payment of Principal, Premium and Interest...........................................  56
SECTION 1102.  Maintenance of Office or Agency......................................................  56
SECTION 1103.  Money for Notes Payments to Be Held in Trust.........................................  56
SECTION 1104.  Statement by Officers as to Default..................................................  57
SECTION 1105.  Recording, Filing, etc.; Opinions of Counsel.........................................  58
SECTION 1106.  Existence............................................................................  58
SECTION 1107.  Maintenance of Properties............................................................  59
SECTION 1108.  Payment of Taxes and Other Claims....................................................  59
SECTION 1109.  Waiver of Certain Covenants..........................................................  59
SECTION 1110.  Calculation of Original Issue Discount...............................................  59

                                          ARTICLE TWELVE

                                        REDEMPTION OF NOTES

SECTION 1201.  Applicability of Article.............................................................  60
SECTION 1202.  Election to Redeem; Notice to Trustee................................................  60
SECTION 1203.  Selection by Trustee of Notes to Be Redeemed.........................................  60
SECTION 1204.  Notice of Redemption.................................................................  61
SECTION 1205.  Deposit of Redemption Price..........................................................  62
SECTION 1206.  Notes Payable on Redemption Date.....................................................  62
SECTION 1207.  Notes Redeemed in Part...............................................................  62

                                         ARTICLE THIRTEEN

                                           SINKING FUNDS
SECTION 1301.  Applicability of Article.............................................................  63
SECTION 1302.  Satisfaction of Sinking Fund Payments with Notes.....................................  63
SECTION 1303.  Redemption of Notes for Sinking Fund.................................................  63

                                         ARTICLE FOURTEEN

                                DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1401.  Company's Option to Effect Defeasance or
                       Covenant Defeasance..........................................................  64
SECTION 1402.  Defeasance and Discharge.............................................................  64
SECTION 1403.  Covenant Defeasance..................................................................  65
SECTION 1404.  Conditions to Defeasance or Covenant Defeasance......................................  65
SECTION 1405.  Deposited Money and U.S. Government Obligations
                    to Be Held in Trust; Miscellaneous Provisions...................................  67
SECTION 1406.  Reinstatement........................................................................  67

TESTIMONIUM
SIGNATURES AND SEALS
ACKNOWLEDGEMENTS

      INDENTURE, dated as of ____________ ____, 199_, between Arizona Public Service Company, a corporation duly organized and existing under the laws of the State of Arizona (herein called the"Company"), having its principal office at 400 North Fifth Street, Phoenix, Arizona 85004, and The Bank of New York, a New York banking corporation, as Trustee (herein called the"Trustee").


                             RECITALS OF THE COMPANY

      The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its Senior Notes (herein called the "Notes"), to be issued in one or more series as in this Indenture provided.

      Subject to the provisions of Section 403 hereof, the Company may issue one or more series of Senior Note First Mortgage Bonds (as hereinafter defined) and deliver such Senior Note First Mortgage Bonds to the Trustee to hold in trust for the benefit of the respective Holders from time to time of the related series of Notes, or require the Trustee to deliver to the Company for cancellation any and all Senior Note First Mortgage Bonds held by the Trustee.

      All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

      NOW, THEREFORE, THIS INDENTURE WITNESSETH:

      For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually agreed, for the benefit of all Holders of the Notes or of series thereof, as follows:


                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION


SECTION 101.  Definitions.

      For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America;

         (4) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

         (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

      "Act", when used with respect to any Holder,  has the meaning specified in
Section 104.

      "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 714 to act on behalf of the Trustee to authenticate Notes of one or more series.

      "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

      "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

      "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

      "Commission" means the Securities and Exchange Commission, from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

      "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

      "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary, an Assistant Secretary, or an Associate Secretary, and delivered to the Trustee.

      "Corporate Trust Office" means the office of the Trustee in the City of New York, New York at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at 101 Barclay Street, New York, New York 10286.

      "Corporation" means a corporation, association, company, joint-stock company or business trust.

      "Covenant Defeasance" has the meaning specified in Section 1403.

      "Defaulted Interest" has the meaning specified in Section 307.

      "Defeasance" has the meaning specified in Section 1402.

      "Depositary" means, with respect to Notes of any series issuable in whole or in part in the form of one or more Global Notes, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Notes as contemplated by Section 301.

      "Event of Default" has the meaning specified in Section 601.

      "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

      "Expiration Date" has the meaning specified in Section 104.

      "Expert" means any officer of the Company familiar with the terms of the First Mortgage and this Indenture, any law firm, any investment banking firm, or any other Person, in each case that is appointed by Company Order, is an expert in the applicable matter, and is satisfactory in the reasonable judgment of the Trustee.

      "First Mortgage" means the Mortgage and Deed of Trust, dated as of July 1, 1946, from the Company to The Bank of New York, as successor trustee to Bank of America National Trust and Savings Association, as supplemented and amended from time to time.

      "First Mortgage Bonds" means all first mortgage bonds issued by the Company and outstanding under the First Mortgage, other than Senior Note First Mortgage Bonds.

      "Global Note" means a Note that evidences all or part of the Notes of any series and bears the legend set forth in Section 204 (or such legend as may be specified as contemplated by Section 301 for such Notes).

      "Holder" means a Person in whose name a Note is registered in the Note Register.

      "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Notes established as contemplated by Section 301.

      "independent," when applied to any accountant, appraiser or other Expert, shall mean such a Person who is in fact independent, selected by the Company and approved by the Trustee in the exercise of reasonable care.

      "Interest", when used with respect to an Original Issue Discount Note which by its terms bears interest only after Maturity, means interest payable after Maturity.

      "Interest Payment Date", when used with respect to any Note, means the Stated Maturity of an instalment of interest on such Note.

      "Investment Company Act" means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

      "Maturity", when used with respect to any Note, means the date on which the principal of such Note or an instalment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

      "Mortgage Trustee" means the Person serving as trustee at the time under the First Mortgage.

      "Notes" has the meaning stated in the first recital of this Indenture and more particularly means any Notes authenticated and delivered under this Indenture.

      "Note  Register"  and  "Note  Registrar"  have  the  respective   meanings
specified in Section 305.

      "Notice  of  Default"  means a  written  notice of the kind  specified  in
Section 601(4).

      "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1104 shall be the principal executive, financial or accounting officer of the Company.

      "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, or other counsel who shall be acceptable to the Trustee.

      "Original Issue Discount Note" means any Note which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 602.

      "Outstanding", when used with respect to Notes, means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, except:

         (1) Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

         (2) Notes for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Notes; provided that, if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

         (3) Notes as to which Defeasance has been effected pursuant to Section 1402; and

         (4) Notes which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any such Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands such Notes are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Notes have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, (A) the principal amount of an Original Issue Discount Note which shall be deemed to be Outstanding shall be the amount of the principal thereof which would be due and payable as of such date upon acceleration of the Maturity thereof to such date pursuant to Section 602, (B) if, as of such date, the principal amount payable at the Stated Maturity of a
Note is not determinable, the principal amount of such Note which shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by Section 301, (C) the principal amount of a Note denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by Section 301, of the principal amount of such Note (or, in the case of a Note described in Clause (A) or (B) above, of the amount determined as provided in such Clause), and (D) Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Notes which the Trustee actually knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor.

     "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Notes on behalf of the Company.

     "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment", when used with respect to the Notes of any series, means the place or places where the principal of and any premium and interest on the Notes of that series are payable as specified as contemplated by Section 301.

     "Predecessor Note" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such
particular   Note;  and,  for  the  purposes  of  this   definition,   any  Note
authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

     "Redemption Date", when used with respect to any Note to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price", when used with respect to any Note to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Regular Record Date" for the interest payable on any Interest Payment Date on the Notes of any series means the date specified for that purpose as contemplated by Section 301.

      "Release Date" means the date as of which all First Mortgage Bonds have been retired through payment, redemption, or otherwise at, before or after the maturity thereof.

     "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any senior trust officer, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

     "Senior Note First Mortgage Bonds" shall mean any bonds issued by the Company under the First Mortgage and delivered to the Trustee pursuant to
Section 401 hereof.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

     "Stated Maturity", when used with respect to any Note or any instalment of principal thereof or interest thereon, means the date specified in such Note as the fixed date on which the principal of such Note or such instalment of principal or interest is due and payable.

     "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Notes of any series shall mean the Trustee with respect to Notes of that series.

     "U.S. Government Obligation" has the meaning specified in Section 1404.

     "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".


SECTION 102.  Compliance Certificates and Opinions.

      Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

      Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include,

         (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.


SECTION 103.  Form of Documents Delivered to Trustee.

      In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.


SECTION 104.  Acts of Holders; Record Dates.

      Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 701) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

      The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

      The ownership of Notes shall be proved by the Note Register.

      Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

      The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Notes of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Notes of such series, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Notes of the relevant series on such record date, and no other Holders, shall be entitled to take or revoke the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Notes of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Notes of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Notes of the relevant series in the manner set forth in Section 106.

      The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Notes of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 602, (iii) any request to institute proceedings referred to in Section 607(2) or (iv) any direction referred to in
Section 612, in each case with respect to Notes of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Notes of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction or to revoke the same, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Notes of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Notes of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Notes of the relevant series in the manner set forth in Section 106.

      With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Notes of the relevant series in the manner set forth in
Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

      Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Note may do so with regard to all or any part of the principal amount of such Note or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.


SECTION 105.  Notices, Etc., to Trustee and Company.

      Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trustee Administration, or

         (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106.  Notice to Holders; Waiver.

      Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Note Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.  Conflict with Trust Indenture Act.

      If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108.  Effect of Headings and Table of Contents.

      The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


SECTION 109.  Successors and Assigns.

      All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.


SECTION 110.  Separability Clause.

      In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


SECTION 111.  Benefits of Indenture.

      Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.


SECTION 112.  Governing Law.

      This Indenture and the Notes shall be governed by and construed in accordance with the law of the State of New York, without regard to conflicts of laws principles thereof.


SECTION 113.  Legal Holidays.

      In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Note shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Notes (other than a provision of any Note which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity.


                                   ARTICLE TWO

                                   NOTE FORMS

SECTION 201.  Forms Generally.

      The Notes of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution thereof. If the form of Notes of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Notes.

      The definitive Notes shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.


SECTION 202.  Form of Face of Note.

      [Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

                         ARIZONA PUBLIC SERVICE COMPANY

                         ..............................

No. .........                                                         $ ........
                                                              CUSIP No._________

      Arizona Public Service Company, a corporation duly organized and existing under the laws of Arizona (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ........................................, or
registered assigns, the principal sum of ............................ Dollars on
 .................................................   [if  the  Note  is  to  bear
interest  prior  to  Maturity,  insert__,  and  to  pay  interest  thereon  from
 .............  or from the most recent  Interest  Payment Date to which interest
has  been  paid  or  duly  provided  for,  semi-annually  on  ............   and
 ............ in each year, commencing ........., at the rate of ....% per annum, until the principal hereof is paid or made available for payment [if applicable, insert__, provided that any principal and premium, and any such instalment of interest, which is overdue shall bear interest at the rate of ...% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the
Regular  Record Date for such  interest,  which shall be the .......  or .......
(whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

[If the Note is not to bear interest prior to Maturity, insert__ The principal of this Note shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal and any overdue premium shall bear interest at the rate of ....% per annum (to the extent  that the  payment  of such  interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Interest on any overdue principal or premium shall be payable on demand. Any such interest on overdue principal or premium  which is not paid on demand shall bear  interest at the rate of ......%
per annum (to the extent that the payment of such interest on interest shall be legally enforceable), from the date of such demand until the amount so demanded is paid or made available for payment. Interest on any overdue interest shall be payable on demand.]

      Payment of the principal of (and premium, if any) and [if applicable, insert__ any such] interest on this Note will be made at the office or agency of the  Company  maintained  for that  purpose  in  ............,  in such  coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert__ ; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Note Register].

      Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.



                                                  ARIZONA PUBLIC SERVICE COMPANY

                                                       By.......................

Attest:

 ....................


SECTION 203.  Form of Reverse of Note.

      This Note is one of a duly authorized issue of securities of the Company (herein called the "Notes"), issued and to be issued in one or more series under an Indenture, dated as of ______________ ___, 199__ (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof [if applicable, insert__, limited in aggregate principal amount to $...........].

   [If the Note is issued before the Release Date, insert __ Prior to the Release Date (as hereinafter defined), this Note will be secured by first mortgage bonds (the "Senior Note First Mortgage Bonds") delivered by the Company to the Trustee for the benefit of the Holders of the series of Notes of which this Note is a part, issued under the Mortgage and Deed of Trust, dated as of July 1, 1946, from the Company to The Bank of New York, as successor trustee (the "Mortgage Trustee"), as supplemented and amended (the "First Mortgage"). Reference is made to the First Mortgage for a description of property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the first mortgage bonds under the First Mortgage and of the Mortgage Trustee in respect thereof, the duties and immunities of the Mortgage Trustee and the terms and conditions upon which the Senior Note First Mortgage Bonds are secured and the circumstances under which additional first mortgage bonds may be issued.

   FROM AND AFTER SUCH TIME AS ALL FIRST MORTGAGE BONDS (OTHER THAN SENIOR NOTE FIRST MORTGAGE BONDS) ISSUED UNDER THE FIRST MORTGAGE HAVE BEEN RETIRED THROUGH PAYMENT, REDEMPTION OR OTHERWISE AT, BEFORE OR AFTER THE MATURITY THEREOF (THE "RELEASE DATE"), THE SENIOR NOTE FIRST MORTGAGE BONDS SHALL CEASE TO SECURE THE NOTES IN ANY MANNER.]

      [If applicable, insert__ The Notes of this series are subject to redemption upon not less than 30 days' notice by mail, [if applicable, insert__
(1) on ...........  in any year commencing with the year ......  and ending with the year  ......  through  operation  of the  sinking  fund for this series at a
Redemption Price equal to 100% of the principal amount, and (2)] at any time [if applicable,  insert__ on or after  ..........,  19..], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [if applicable, insert__ on or before  ...............,  ...%,  and if  redeemed]  during the  12-month  period beginning ............. of the years indicated,

Year                                   Year
----           Redemption              ----              Redemption
                  Price                                     Price
                  -----                                     -----


and  thereafter at a Redemption  Price equal to .....% of the principal  amount, together in the case of any such redemption [if applicable, insert__ (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Notes, or one or more Predecessor Notes, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

      [If  applicable,  insert__  The  Notes  of  this  series  are  subject  to redemption  upon not less than 30 days' notice by mail, (1) on  ............  in any year  commencing  with the year ....  and ending with the year ....  through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [if applicable,  insert__ on or after  ............],  as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning ............ of the years indicated,



Year                      Redemption Price                 Redemption Price For
----                       For Redemption                  Redemption Otherwise
                         Through Operation                Than Through Operation
                               of the                       of the Sinking Fund
                            Sinking Fund                    -------------------
                            ------------
and  thereafter at a Redemption  Price equal to .....% of the principal  amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Notes, or one or more Predecessor Notes, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

      [If applicable,  insert__  Notwithstanding the foregoing,  the Company may not, prior to .............,  redeem any Notes of this series as contemplated by
[if applicable, insert__ Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than .....% per annum.]

      [If applicable, insert__ The sinking fund for this series provides for the redemption on  ............  in each year  beginning  with the year .......  and ending  with  the  year  ......  of  [if  applicable,  insert__  not  less  than
$..........   "mandatory sinking fund") and not more than] $.........  aggregate principal amount of Notes of this series. Notes of this series acquired or redeemed by the Company otherwise than through [if applicable, insert__ mandatory] sinking fund payments may be credited against subsequent [if applicable, insert__ mandatory] sinking fund payments otherwise required to be made [if applicable, insert__ , in the inverse order in which they become due].]

      [If the Note is subject to redemption of any kind, insert__ In the event of redemption of this Note in part only, a new Note or Notes of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

      [If applicable, insert__ The Indenture contains provisions for defeasance at any time of [the entire indebtedness of this Note] [or] [certain restrictive covenants and Events of Default with respect to this Note] [, in each case] upon compliance with certain conditions set forth in the Indenture.]

      [If the Note is not an Original Issue Discount Note, insert__ If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

      [If the Note is an Original Issue Discount Note, insert__ If an Event of Default with respect to Notes of this series shall occur and be continuing, an amount of principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and premium and interest, if any, on the Notes of this series shall terminate.]

      [If the Note is issued before the Release Date, insert _ If an Event of Default shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture and, upon such declaration, the Trustee can demand the acceleration of the payment of principal of the Senior Note First Mortgage Bonds as provided in the Indenture.]

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Notes at the time
Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

      As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

      No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the

Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

      The Notes of this series are  issuable  only in  registered  form  without coupons in  denominations  of $.......  and any integral  multiple  thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

      No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.


SECTION 204.  Form of Legend for Global Notes.

      Unless otherwise specified as contemplated by Section 301 for the Notes evidenced thereby, every Global Note authenticated and delivered hereunder shall bear a legend in substantially the following form:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

SECTION 205.  Form of Trustee's Certificate of Authentication.

      The Trustee's certificates of authentication shall be in substantially the following form:

      This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.


                                                     THE BANK OF NEW YORK,
                                                      As Trustee


                                                      By........................
                                                            Authorized Signatory


                                  ARTICLE THREE

                                    THE NOTES


SECTION 301.  Amount Unlimited; Issuable in Series.

      The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is unlimited.

      The Notes may be issued in one or more series. There shall be established by or pursuant to a Board Resolution and, subject to Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Notes of any series,

      (1) the title of the Notes of the series (which shall distinguish the Notes of the series from Notes of any other series);

      (2) any limit upon the aggregate principal amount of the Notes of the series which may be authenticated and delivered under this Indenture (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes of the series pursuant to Section 304, 305, 306, 1006 or 1207 and except for any Notes which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

      (3) the Person to whom any interest on a Note of the series shall be payable, if other than the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest;

      (4) the date or dates on which the principal of any Notes of the series is payable;

      (5) the rate or rates at which any Notes of the series shall bear interest, if any, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable, the manner (if any) of determination of such Interest Payment Dates and the Regular Record Date for any such interest payable on any Interest Payment Date;

      (6) the right, if any, to extend the interest payment periods and the duration of such extension;

      (7) the place or places where the principal of and any premium and interest on any Notes of the series shall be payable;

      (8) the period or periods within which, the price or prices at which and the terms and conditions upon which any Notes of the series may be redeemed, in whole or in part, at the option of the Company and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Notes shall be evidenced;

      (9) the obligation, if any, of the Company to redeem or purchase any Notes of the series pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which any Notes of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

      (10) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Notes of the series shall be issuable;

      (11) if the amount of principal of or any premium or interest on any Notes of the series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

      (12) if other than the currency of the United States of America, the currency, currencies or currency units in which the principal of or any premium or interest on any Notes of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of
America for any purpose, including for purposes of the definition of "Outstanding" in Section 101;

      (13) if the principal of or any premium or interest on any Notes of the series is to be payable, at the election of the Company or the Holder thereof, in one or more currencies or currency units other than that or those in which such Notes are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such Notes as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

      (14) if other than the entire principal amount thereof, the portion of the principal amount of any Notes of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 602;

      (15) if the principal amount payable at the Stated Maturity of any Notes of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Notes as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

      (16) if applicable, that the Notes of the series, in whole or any specified part, shall be defeasible pursuant to Section 1402 or Section 1403 or both such Sections and, if other than by a Board Resolution, the manner in which any election by the Company to defease such Notes shall be evidenced;

      (17) if applicable, that any Notes of the series shall be issuable in whole or in part in the form of one or more Global Notes and, in such case, the respective Depositaries for such Global Notes, the form of any legend or legends which shall be borne by any such Global Note in addition to or in lieu of that set forth in Section 204 and any circumstances in addition to or in lieu of those set forth in Clause (2) of the last paragraph of Section 305 in which any such Global Note may be exchanged in whole or in part for Notes registered, and any transfer of such Global Note in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Note or a nominee thereof;

      (18) if any Notes of the series shall be issued prior to the Release Date, the designation of the series of Senior Note First Mortgage Bonds to be delivered to the Trustee in connection with the issuance of such series of Notes;

      (19) any addition to or change in the Events of Default which applies to any Notes of the series and any change in the right of the Trustee or the requisite Holders of such Notes to declare the principal amount thereof due and payable pursuant to Section 602;

      (20) any addition to or change in the covenants set forth in Article Eleven which applies to Notes of the series; and

      (21) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 1001(5)).

      All Notes of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

      If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

SECTION 302.  Denominations.

      The Notes of each series shall be issuable only in fully registered form without coupons and only in such denominations as shall be specified as contemplated by Section 301. In the absence of any such specified denomination with respect to the Notes of any series, the Notes of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.


SECTION 303.  Execution, Authentication, Delivery and Dating.

      The Notes shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Notes may be manual or facsimile.

      Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

      At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Notes and, if prior to the Release Date, Senior Note First Mortgage Bonds of a series of Senior Note First Mortgage Bonds conforming to the requirements of Sections 401 and 402 hereof, and the Trustee in accordance with the Company Order shall authenticate and deliver such Notes. In authenticating such Notes, and accepting the additional responsibilities under this Indenture in relation to such Notes, the Trustee shall be entitled to receive, and (subject to Section 701) shall be fully protected in relying upon,
(1) if prior to the Release Date, the certificate of an Expert meeting the requirements of Section 404(a) hereof and a series of Senior Note First Mortgage Bonds meeting the requirements of Section 403 hereof, and (2) an Opinion of Counsel stating,

      (A) if the form of such Notes has been established by or pursuant to Board Resolution or in a supplemental indenture as permitted by Section 201, that such form has been duly authorized by the Company and established in conformity with the provisions of this Indenture;

      (B) if the terms of such Notes have been duly authorized by the Company and established by or pursuant to Board Resolution or in a supplemental indenture as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture;

      (C) that such Notes, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will have been duly issued under the Indenture and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by the Indenture, and enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

      (D) if prior to the Release Date, that the Senior Note First Mortgage Bonds of the related series of Senior Note First Mortgage Bonds being delivered to the Trustee in connection with the issuance of such series of Notes have been duly authorized, executed, authenticated, issued, and delivered, constitute valid and legally binding obligations of the Company entitled to the benefits and security provided by the First Mortgage, except as the same may be limited by (a) general principles of equity or by bankruptcy, insolvency, reorganization, arrangement, moratorium, or other laws or equitable principles relating to or affecting the enforcement of creditors' rights generally or the enforcement of the security provided by the First Mortgage, (b) the necessity for compliance with the statutory procedural requirements governing the exercise of remedies by a secured creditor, and (c) the qualification that certain waivers, procedures, remedies, and other provisions of the Senior Note First Mortgage Bonds and the First Mortgage may be unenforceable under or limited by the law of the State of Arizona; and that such Senior Note First Mortgage Bonds are entitled to the benefits provided by the First Mortgage, equally and ratably, with all First Mortgage Bonds and other Senior Note First Mortgage Bonds (if any) outstanding thereunder, except as to sinking fund provisions; and

      (E) that the Company's execution and delivery of this Indenture, such Notes, such First Mortgage, and any such Senior Note First Mortgage Bonds have been duly authorized by the Arizona Corporation Commission (the "ACC"), the ACC had jurisdiction in the premises, and no further approval, authorization, or consent of any other public board or body is necessary to the validity of such execution and delivery of this Indenture, such Notes, such First Mortgage, and any such Senior Note First Mortgage Bonds, except as may be required under state securities or blue sky laws, as to which laws such counsel shall not be required to express an opinion.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Notes if the issue of such Notes pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Notes and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

      Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Notes of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Note of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Note of such series to be issued.

      Each Note shall be dated the date of its authentication.

      No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Note shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Note to the Trustee for cancellation as provided in Section 309, for all purposes of this

Indenture such Note shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.


SECTION 304.  Temporary Notes.

      Pending the preparation of definitive Notes of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

      If temporary Notes of any series are issued, the Company will cause definitive Notes of that series to be prepared without unreasonable delay. After the preparation of definitive Notes of such series, the temporary Notes of such series shall be exchangeable for definitive Notes of such series upon surrender of the temporary Notes of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Notes of the same series, of any authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, the temporary Notes of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Notes of such series and tenor.


SECTION 305.  Registration, Registration of Transfer and Exchange.

      The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office or in any other office or agency of the Company in a Place of Payment being herein sometimes referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. The Trustee is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided.

      Upon surrender for registration of transfer of any Note of a series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of the same series, of any authorized denominations and of like tenor and aggregate principal amount.

      At the option of the Holder, Notes of any series may be exchanged for other Notes of the same series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive.

      All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

      Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

      No service charge shall be made for any registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 304, 1006 or 1207 not involving any transfer.

      If the Notes of any series (or of any series and specified tenor) are to be redeemed, the Company shall not be required (A) to issue, register the transfer of or exchange any Notes of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Notes selected for redemption and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

      The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Notes:

      (1) Each Global Note authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Note or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Note shall constitute a single Note for all purposes of this Indenture.

      (2) Notwithstanding any other provision in this Indenture, no Global Note may be exchanged in whole or in part for Notes registered, and no transfer of a Global Note in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Note or a nominee thereof unless (A) such Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Note or (ii) has ceased to be a clearing agency registered under the Exchange Act, (B) there shall have occurred and be continuing an Event of Default with respect to such Global Note or (C) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 301.

      (3) Subject to Clause (2) above, any exchange of a Global Note for other Notes may be made in whole or in part, and all Notes issued in exchange for a Global Note or any portion thereof shall be registered in such names as the Depositary for such Global Note shall direct.

      (4) Every Note authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Note or any portion thereof, whether pursuant to this Section, Section 304, 306, 1006 or 1207 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Note, unless such Note is registered in the name of a Person other than the Depositary for such Global Note or a nominee thereof.

SECTION 306.  Mutilated, Destroyed, Lost and Stolen Notes.

      If any mutilated Note is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Note of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

      If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a new Note of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

      In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, pay such Note.

      Upon the issuance of any new Note under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

      Every new Note of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes of that series duly issued hereunder.

      The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.


SECTION 307.  Payment of Interest; Interest Rights Preserved.

      Except as otherwise provided as contemplated by Section 301 with respect to any series of Notes, interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest.

      Any interest on any Note of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

            (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes of such series (or their respective Predecessor Notes) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Notes of such series in the manner set forth in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Notes of such series (or their respective Predecessor Notes) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

            (2) The Company may make payment of any Defaulted Interest on the Notes of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

      Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.


SECTION 308.  Persons Deemed Owners.

      Prior to due presentment of a Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of principal of and any premium and (subject to Section 307) any interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Company, the

Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.


SECTION 309.  Cancellation.

      All Notes surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Notes previously authenticated hereunder which the Company has not issued and sold, and all Notes so delivered shall be promptly cancelled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee shall be disposed of as directed by a Company Order; provided, however, that the Trustee shall not be required to destroy such cancelled Notes.


SECTION 310.  Computation of Interest.

      Except as otherwise specified as contemplated by Section 301 for Notes of any series, interest on the Notes of each series shall be computed on the basis of a 360-day year of twelve 30-day months.


SECTION 311.  CUSIP Numbers.

         The Company in issuing the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers.


SECTION 312.   Payments on Senior Note First Mortgage Bonds.

      Subject to Article Five hereof, all payments made by the Company to the Trustee on a series of Senior Note First Mortgage Bonds shall be applied by the Trustee to pay, when due, principal of, premium, if any, and interest on the related series of Notes and, to the extent so applied, shall satisfy the Company's obligations on such Notes. The Company shall pay to the Trustee principal of, premium, if any, and interest on a series of Senior Note First Mortgage Bonds in a manner and at a time that will enable the Trustee to make payments when due, of the principal of, premium, if any, and interest on the related series of Notes.

                                  ARTICLE FOUR

                        SENIOR NOTE FIRST MORTGAGE BONDS


SECTION 401.  Acceptance of Senior Note First Mortgage Bonds.

         At or prior to the time of issuance of a series of Notes hereunder at any time prior to the Release Date, the Company shall deliver to the Trustee for the benefit of the Holders of the Notes as described in Section 403 hereof, and the Trustee shall accept therefor, Senior Note First Mortgage Bonds of a series of Senior Note First Mortgage Bonds not theretofore delivered to the Trustee, registered in the name of the Trustee and conforming to the requirements of
Section 402 hereof.


SECTION 402.  Terms of Senior Note First Mortgage Bonds.

         Each series of Senior Note First Mortgage bonds delivered to the Trustee pursuant to Section 401 hereof shall have the same stated rate or rates of interest (or interest calculated in the same manner), Interest Payment Dates, Stated Maturity and redemption provisions, and shall be in the same aggregate principal amount, as the related series of Notes being issued.

SECTION 403.  Senior Note First Mortgage Bonds as Security for Notes.

         Until the Release Date and subject to Article Five and Article Fourteen hereof, Senior Note First Mortgage Bonds delivered to the Trustee, for the benefit of the Holders of a related series of Notes, shall serve as security for any and all obligations of the Company under such related series of Notes, including, but not limited to (1) the full and prompt payment of the principal and premium, if any, on such Notes when and as the same shall become due and payable in accordance with the terms and provisions of this Indenture or the Notes either at the Stated Maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (2) the full and prompt payment of any interest on such Notes when and as the same shall become due and payable in accordance with the terms and provisions of this Indenture or the Notes.

         Notwithstanding anything in this Indenture to the contrary, from and after the Release Date, the obligation of the Company to make payment with respect to the principal of and premium, if any, and interest on the Senior Note First Mortgage Bonds shall be deemed satisfied and discharged as provided in the supplemental trust indenture or indentures to the First Mortgage creating such Senior First Mortgage Bonds and the Senior Note First Mortgage Bonds shall cease to secure in any manner Notes theretofore or subsequently issued. From and after the Release Date, all Notes, whether theretofore or subsequently issued, shall be unsecured, and any conditions to the issuance of Notes that refer or relate to Senior Note First Mortgage Bonds or the First Mortgage shall be inapplicable. Following the Release Date, the Company shall cause the First Mortgage to be closed and the Company shall not issue any additional First Mortgage Bonds or Senior Note First Mortgage Bonds under the First Mortgage. Notice of the occurrence of the Release Date shall be given by the Trustee to the Holders of the Notes in the manner provided for in Section 106 hereof not later than 30 days after the Company notifies the Trustee of the occurrence of the Release Date.

SECTION 404.  Fair Value Certificate.

         (a) Upon the delivery by the Company to the Trustee of Senior Note First Mortgage Bonds pursuant to Section 401 hereof, the Company shall simultaneously therewith deliver to the Trustee a certificate of an Expert (1) stating that it is familiar with the provisions of such Senior Note First Mortgage Bonds and of this Indenture; (2) stating the principal amount of such Senior Note First Mortgage Bonds delivered, the stated interest rate (or method of calculation of interest) of such Senior Note First Mortgage and the stated maturity date of such Senior Note First Mortgage Bonds; (3) identifying the Notes being issued contemporaneously therewith, and (4) stating the fair value to the Company of such Senior Note First Mortgage Bonds. If the fair value to the Company of the Senior Note First Mortgage Bonds so delivered, as described in the certificate to be delivered pursuant to this Section 404(a), both (l) is equal to or exceeds (A) $25,000 and (B) 1% of the principal amount of the Notes outstanding at the date of delivery of such Senior Note First Mortgage Bonds and
(2) together with the fair value to the Company, as described in the certificates delivered pursuant to this Section 404(a), of all other Senior Note First Mortgage Bonds delivered to the Trustee since the commencement of the then current calendar year, is equal to or exceeds 10% of the principal amount of the Notes outstanding at the date of delivery of such Senior Note First Mortgage Bonds, then the certificate required by this Section 404(a) shall (1) be delivered by an independent Expert and (2) shall, in addition to the certifications described above, state the fair value to the Company of all Senior Note First Mortgage Bonds delivered to the Trustee pursuant to Section 401 hereof since the commencement of the then current year as to which a certificate was not delivered by an Expert independent of the Company.

         (b) If Senior Note First Mortgage Bonds are delivered or surrendered to the Company pursuant to Section 407 or 409 hereof, the Company shall simultaneously therewith deliver to the Trustee a certificate of an Expert (1) stating that it is familiar with the provisions of such Senior Note First Mortgage Bonds and of this Indenture, (2) stating the principal amount of such Senior Note First Mortgage Bonds so delivered or surrendered, the stated interest rate (the method of calculation of interest) of such Senior Note First Mortgage Bonds, and the stated maturity date of such Senior Note First Mortgage Bonds, (3) if applicable, identifying the Notes, the payment of the interest on and principal of which has been discharged hereunder, (4) stating that such delivery or surrender will not impair the lien of this Indenture in contravention of the provisions of this Indenture. If, prior to the Release Date, the fair value of the Senior Note First Mortgage Bonds so delivered and surrendered, as described in the certificate to be delivered pursuant to this
Section 404(b), both (l) is equal to or exceeds (A) $25,000 and (B) 1% of the principal amount of the Notes outstanding at the date of delivery or surrender of such Senior Note First Mortgage Bonds and (2) together with the fair value, as described in the certificates delivered pursuant to this Section 404(b), of all other Senior Note First Mortgage Bonds released from the lien of this Indenture since the commencement of the then current calendar year, is equal to or exceeds 10% of the principal amount of the Notes outstanding at the date of delivery or surrender of such Senior Note First Mortgage Bonds, then the certificate required by this Section 404(b) shall be delivered by an independent Expert.

         If, in connection with a delivery or surrender of outstanding Senior Note First Mortgage Bonds provided for in subsection (a) or (b) of this Section 404, as the case may be, the Company provides to the trustee an Opinion of Counsel stating that the certificate described by the applicable subsection is not required by law, such certificate shall not be required to be delivered hereunder in connection with such delivery or surrender.


SECTION 405.  Senior Note First Mortgage Bonds Held by the Trustee.

         The Trustee, as a Holder of Senior Note First Mortgage Bonds, shall attend a meeting of holders of First Mortgage Bonds under the First Mortgage as to which it receives due notice, or, at its option, shall deliver its proxy in connection therewith. Either at such meeting, or otherwise where consent of holders of First Mortgage Bonds issued under the First Mortgage is sought without a meeting, the Trustee shall vote all of the Senior Note First Mortgage Bonds held by it, or shall consent or withhold its consent with respect thereto, as directed by the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes; provided, however, that the Trustee shall not vote as such Holder of a particular series of Senior Note First Mortgage Bonds in favor of, or give its consent to, any action which, in the Trustee's opinion, would materially adversely affect such series of Senior Note First Mortgage
Bonds in a manner not shared generally by all other Senior Note First Mortgage Bonds, except upon notification by the Trustee to the Holders of the related series of Outstanding Notes of such proposal and consent thereto of the holders of not less than a majority in aggregate principal amount of the Outstanding Notes of such series.


SECTION 406.  No Transfer of Senior Note First Mortgage Bonds; Exception.

         Except as required to effect an assignment to a successor trustee under this Indenture or pursuant to Section 407 or Section 409 hereof, the Trustee shall not sell, assign or transfer the Senior Note First Mortgage Bonds and the Company shall issue stop transfer instructions to the Mortgage Trustee and any transfer agent under the First Mortgage to effect compliance with this Section 406.


SECTION 407.  Delivery to the Company of all Senior Note First Mortgage Bonds.

         When the obligation of the Company to make payment with respect to the principal of and premium, if any, and interest on the Senior Note First Mortgage Bonds shall be satisfied or deemed satisfied pursuant to Section 403, Section 501 or Article Fourteen hereof, the Trustee shall, upon written request of the Company and receipt of the certificate of the Expert described in Section 404(b) hereof (if such certificate is then required by Section 404(b) hereof), deliver to the Company without charge therefor all of the Senior Note First Mortgage Bonds, together with such appropriate instruments of transfer or release as may be reasonably requested by the Company. All Senior Note First Mortgage Bonds delivered to the Company in accordance with this Section 407 shall be delivered by the Company to the First Mortgage Trustee for cancellation.


SECTION 408.  Further Assurances.

         The Company, at its own expense, shall do such further lawful acts and things, and execute and deliver such additional conveyances, assignments, assurances, agreements, financing statements and instruments, as may be necessary in order to further assign, assure, perfect and confirm to the Trustee its security interest in the Senior Note First Mortgage Bonds and for maintaining, protecting and preserving such security interest.


SECTION 409.  Exchange and Surrender of Senior Note First Mortgage Bonds.

         At any time at the written direction of the Company, the Trustee shall surrender to the Company all or part of the Senior Note First Mortgage Bonds in exchange for Senior Note First Mortgage bonds equal in aggregate principal amounts to, in different denominations than but of the same series and with all other terms identical to, the Senior Note First Mortgage Bonds so surrendered to the Company. In addition, at any time a Note shall cease to be entitled to any lien, benefit or security under this Indenture pursuant to Section 501 or Article Fourteen hereof, the Trustee shall surrender an equal principal amount of Senior Note First Mortgage Bonds of the related series to the Company for cancellation. The Trustee shall, together with such Senior Note First Mortgage Bonds, deliver to the Company such appropriate instruments of transfer or release as the Company may reasonably request. Prior to the surrender required by this paragraph, the Trustee shall receive from the Company the following, and (subject to Section 701 hereof) shall be fully protected in relying upon, (a) an Officer's Certificate stating (i) the aggregate outstanding principal amount of the Senior Note First Mortgage bonds of the series surrendered by the Trustee, after giving effect to such surrender, (ii) the aggregate Outstanding principal amount of the related series of Notes, (iii) that the surrender of the Senior Note First Mortgage Bonds will not result in any default under this Indenture, and (iv) that any Senior Note First Mortgage Bonds to be received in exchange for the Senior Note First Mortgage Bonds being surrendered comply with the provisions of this Section.

         The Company shall not be permitted to cause the surrender or exchange of all or any part of a series of Senior Note First Mortgage Bonds contemplated in this Section, if, after such surrender or exchange, the aggregate outstanding principal amount of the related series of Notes would exceed the aggregate outstanding principal amount of such series of Senior Note First Mortgage Bonds held by the Trustee. Any Senior Note First Mortgage Bonds received by the Company pursuant to this Section 409 shall be delivered to the Mortgage Trustee for cancellation.

                                  ARTICLE FIVE

                           SATISFACTION AND DISCHARGE


SECTION 501.  Satisfaction and Discharge of Indenture.

      This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Notes herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

      (1)   either

            (A) all Notes theretofore authenticated and delivered (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1103) have been delivered to the Trustee for cancellation; or

            (B) all such Notes not theretofore delivered to the Trustee for cancellation

                     (i)   have become due and payable, or

                     (ii)  will   become   due   and  payable  at  their  Stated
         Maturity within one year, or

                     (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

      (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

      (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

      Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 707, the obligations of the Company to any Authenticating Agent under Section 714 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 502 and the last paragraph of Section 1103 shall survive.

      If the Notes are deemed paid and discharged pursuant to this Section 501 or defeased pursuant to Article Fourteen, the obligation of the Company to make payment with respect to the principal of and premium, if any, and interest on the Senior Note First Mortgage Bonds shall be satisfied and discharged, as provided in the supplemental trust indenture or indentures to the First Mortgage creating such Senior Note First Mortgage Bonds and the Senior Note First Mortgage Bonds shall cease to secure the Notes in any manner.

      If the Company shall have paid or caused to be paid the principal of and premium, if any, and interest on any Note, as and when the same shall have become due and payable or the Company shall have delivered to the Trustee for cancellation any outstanding Note, such Note shall cease to be entitled to any lien, benefit or security under this Indenture. Upon a Note of any series ceasing to be entitled to any lien, benefit or security under this Indenture, the obligation of the Company to make payment with respect to principal of and premium, if any, and interest on a principal amount of the related series of Senior Note First Mortgage Bonds equal to the principal amount of such Note shall be satisfied and discharged and such portion of the principal amount of such Senior Note First Mortgage Bonds shall cease to secure the Notes in any manner.


SECTION 502.  Application of Trust Money.

      Subject to the provisions of the last paragraph of Section 1103, all money deposited with the Trustee pursuant to Section 501 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent
(including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.


                                   ARTICLE SIX

                                    REMEDIES


SECTION 601.  Events of Default.

      "Event of Default", wherever used herein with respect to Notes of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

      (1) default in the payment of any interest upon any Note of that series when it becomes due and payable, and continuance of such default for a period of 60 days; or

      (2) default in the payment of the principal of or any premium on any Note of that series at its Maturity and continuance of such default for 5 days; or

      (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Note of that series and continuance of such default for 5 days; or

      (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Notes other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of a majority in principal amount of the

   Outstanding Notes of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

      (5) prior to the Release Date, a Default (as defined in the First Mortgage) has occurred and is continuing, and the Mortgage Trustee, the Company or Holders of at least 25% in principal amount of the outstanding Notes shall have given written notice thereof to the Trustee;

      (6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days;

      (7) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

      (8) any other Event of Default provided with respect to Notes of that series.

SECTION 602.  Acceleration of Maturity; Rescission and Annulment.

      If an Event of Default (other than an Event of Default specified in Section 601(6) or 601(7)) with respect to Notes of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of a majority in principal amount of the Outstanding Notes of that series may declare the principal amount of all the Notes of that series (or, if any Notes of that series are Original Issue Discount Notes, such portion of the principal amount of such Notes as may be specified by the terms thereof) to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in Section 601(6) or 601(7) with respect to Notes of any series at the time Outstanding occurs, the principal amount of all the Notes of that series (or, if any Notes of that series are Original Issue Discount Notes, such portion of the principal amount of such Notes as may be specified by the terms thereof) shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable. Upon such Notes becoming immediately due and payable, by declaration or otherwise, pursuant to any of the foregoing provisions of this Section 602, the Trustee can immediately file with the Mortgage Trustee a written demand for the acceleration of the payment of principal of all Senior Note First Mortgage Bonds relating to such series of outstanding Notes pursuant to the applicable provisions of the supplemental indenture to the First Mortgage relating to such Senior Note First Mortgage Bonds.

      At any time after such a declaration of acceleration with respect to Notes of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, and prior to the receipt of the Trustee from the Mortgage Trustee of an irrevocable, valid and unconditional notice to the Trustee of the acceleration of the payment of principal, by declaration or otherwise, of all of the Senior Note First Mortgage Bonds relating to such series of Notes, the related Event of Default and its consequences (including, if given, the written demand for the acceleration of the payment of principal of all such Senior Note First Mortgage Bonds) will be automatically waived, resulting in an automatic rescission and annulment of the acceleration of the Notes if

      (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

            (A) all overdue interest on all Notes of that series,

            (B) the principal of (and premium, if any, on) any Notes of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Notes,

            (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Notes, and

            (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

   and

      (2) all Events of Default with respect to Notes of that series, other than the non-payment of the principal of Notes of that series which have become due solely by such declaration of acceleration, have been cured (including any Defaults (as defined in the First Mortgage) under the First Mortgage, as evidenced by notice thereof received by the Trustee from the Mortgage Trustee) or waived as provided in Section 613 or under the First Mortgage.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 603.  Collection of Indebtedness and Suits for Enforcement by Trustee.

      The Company covenants that if

      (1) default is made in the payment of any interest on any Note when such interest becomes due and payable and such default continues for a period of 60 days, or

      (2) default is made in the payment of the principal of (or premium, if any, on) any Note at the Maturity thereof and such default continues for a period of 5 days,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

      If an Event of Default with respect to Notes of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights (including, prior to the Release Date, to exercise any rights that the Trustee may have as a holder of Senior Note First Mortgage Bonds of the series relating to the series of such Notes) and the rights of the Holders of Notes of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.


SECTION 604.  Trustee May File Proofs of Claim.

      In case of any judicial proceeding relative to the Company (or any other obligor upon the Notes), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee (including, prior to the Release Date, any claims of the Trustee as holder of Senior Note First Mortgage Bonds) allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 707.

      No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.


SECTION 605.  Trustee May Enforce Claims Without Possession of Notes.

      All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.


SECTION 606.  Application of Money Collected.

      Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

   FIRST:  To the payment of all amounts due the Trustee under Section 707;

   SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal and any premium and interest, respectively; and

   THIRD: To the payment of the balance, if any, to the Company or any other Person or Persons legally entitled thereto.


SECTION 607.  Limitation on Suits.

      No Holder of any Note of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

      (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Notes of that series;

      (2) the Holders of not less than 25% in principal amount of the Outstanding Notes of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

      (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

      (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

      (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.


SECTION 608. Unconditional Right of Holders to Receive Principal, Premium and Interest.

      Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 307) interest on such Note on the respective Stated Maturities expressed in such Note (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.


SECTION 609.  Restoration of Rights and Remedies.

      If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 610.  Rights and Remedies Cumulative.

      Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


SECTION 611.  Delay or Omission Not Waiver.

      No delay or omission of the Trustee or of any Holder of any Notes to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.


SECTION 612.  Control by Holders.

      The Holders of a majority in principal amount of the Outstanding Notes of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes of such series, provided that

      (1) such direction shall not be in conflict with any rule of law or with this Indenture,

      (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

      (3) subject to the provisions of Section 701, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would involve the Trustee in personal liability.


SECTION 613.  Waiver of Past Defaults.

      The Holders of not less than a majority in principal amount of the Outstanding Notes of any series may on behalf of the Holders of all the Notes of such series waive any past default hereunder with respect to such series and its consequences, except a default

      (1) in the payment of the principal of or any premium or interest on any Note of such series, or

      (2) in respect of a covenant or provision hereof which under Article Ten cannot be modified or amended without the consent of the Holder of each Outstanding Note of such series affected.

      Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 614.  Undertaking for Costs.

      In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Trustee.


SECTION 615.  Waiver of Usury, Stay or Extension Laws.

      The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE SEVEN

                                   THE TRUSTEE


SECTION 701.  Certain Duties and Responsibilities.

      The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act, and no implied covenants or obligations shall be read into this Indenture against the Trustee. The phrase "default (as such term is defined in such indenture)" as it appears in Section 315 of the Trust Indenture Act shall mean an Event of Default with respect to a series of Notes which shall have occured and is continuing. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 702.  Notice of Defaults.

      If a default occurs hereunder with respect to Notes of any series, the Trustee shall give the Holders of Notes of such series notice of such default known to the Trustee as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in
Section 601(4) with respect to Notes of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Notes of such series.

SECTION 703.  Certain Rights of Trustee.

      Subject to the provisions of Section 701:

      (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

      (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

      (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

      (4) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

      (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

      (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

      (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

      (8) except as other provided in Section 601(4), the Trustee shall not be charged with knowledge of any default or Event of Default unless either (i) a Responsible Officer of the Trustee assigned to the Corporate Trust Department of the Trustee (or any successor division or department of the Trustee) shall have actual knowledge of the default or Event of Default, or (ii) written notice of such default or Event of Default shall have been given to the Trustee by the Company, any other obligor on the Notes or by any Holder of such Notes or, in the case of an Event of Default described in
   Section 601(5) by the Mortgage Trustee or Holders of at least 25% in principal amount of the Outstanding Notes.

SECTION 704.  Not Responsible for Recitals or Issuance of Notes.

      The recitals contained herein and in the Notes, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes or as to the value, title or validity of any Senior Note First Mortgage Bonds or other securities at any time pledged or deposited with the Trustee hereunder or as to the security offered thereby or hereby. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Notes or the proceeds thereof or of any moneys paid to the Company under any provision hereof. The Trustee shall not be responsible for recording or filing this Indenture, any indenture supplemented hereto or any financing or continuation statement in any public office or elsewhere at any time or times.


SECTION 705.  May Hold Notes.

      The Trustee, any Authenticating Agent, any Paying Agent, any Note Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Note Registrar or such other agent.


SECTION 706.  Money Held in Trust.

      Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 707.  Compensation and Reimbursement.

      The Company agrees

      (1) to pay to the Trustee from time to time such compensation as shall be agreed to in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

      (2) except as  otherwise  expressly  provided  herein,  to  reimburse  the
   Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

      (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

      The Trustee shall have a lien prior to the Notes upon all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 707, except with respect to funds held in trust for the benefit of the Holders of particular Notes.

      Without limiting any rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 601(6) or Section 601(7), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

      The provisions of this Section shall survive the termination of this Indenture.


SECTION 708.  Conflicting Interests.

      If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Notes of more than one series.

SECTION 709.  Corporate Trustee Required; Eligibility.

      There shall at all times be one (and only one) Trustee hereunder with respect to the Notes of each series, which may be Trustee hereunder for Notes of one or more other series. Each Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Notes of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.


SECTION 710.  Resignation and Removal; Appointment of Successor.

      No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 711.

      The Trustee may resign at any time with respect to the Notes of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 711 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Notes of such series.

      The Trustee may be removed at any time with respect to the Notes of any series by Act of the Holders of a majority in principal amount of the Outstanding Notes of such series, delivered to the Trustee and to the Company.

      If at any time:

      (1) the Trustee shall fail to comply with Section 708 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Note for at least six months, or

      (2) the Trustee shall cease to be eligible under Section 709 and shall fail to resign after written request therefor by the Company or by any such Holder, or

      (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Board Resolution may remove the Trustee with respect to all Notes, or (B) subject to Section 614, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Notes and the appointment of a successor Trustee or Trustees.

      If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Notes of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Notes of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Notes of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Notes of any particular series) and shall comply with the applicable requirements of
Section  711.  If,   within  one  year  after  such   resignation,   removal  or
incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Notes of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Notes of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 711, become the successor Trustee with respect to the Notes of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Notes of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 711, any Holder who has been a bona fide Holder of a Note of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Notes of such series.

      The Company shall give notice of each resignation and each removal of the Trustee with respect to the Notes of any series and each appointment of a successor Trustee with respect to the Notes of any series to all Holders of Notes of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Notes of such series and the address of its Corporate Trust Office.


SECTION 711.  Acceptance of Appointment by Successor.

      In case of the appointment hereunder of a successor Trustee with respect to all Notes, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee, including rights, title and interest in the Senior Note First Mortgage Bonds; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

      In case of the appointment hereunder of a successor Trustee with respect to the Notes of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Notes of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Notes of that or those series to which the appointment of such successor Trustee relates.

      Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

      No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.


SECTION 712.  Merger, Conversion, Consolidation or Succession to Business.

      Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

SECTION 713.  Preferential Collection of Claims Against Company.

      If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Notes), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).


SECTION 714.  Appointment of Authenticating Agent.

      The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Notes which shall be authorized to act on behalf of the Trustee to authenticate Notes of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

      Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

      An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of
resignation  or  upon  such  a  termination,   or  in  case  at  any  time  such
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 106 to all Holders of Notes of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

      The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

      If an appointment with respect to one or more series is made pursuant to this Section, the Notes of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

      This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.


                                                           THE BANK OF NEW YORK,
                                                                      As Trustee



                                       By......................................,
                                                         As Authenticating Agent



                                       By.......................................
                                                              Authorized Officer

                                  ARTICLE EIGHT

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY


SECTION 801.  Company to Furnish Trustee Names and Addresses of Holders.

      The Company will furnish or cause to be furnished to the Trustee

      (1) fifteen days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Notes of each series as of such Regular Record Date, and

      (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Note Registrar.


SECTION 802.  Preservation of Information; Communications to Holders.

      The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 801 and the names and addresses of Holders received by the Trustee in its capacity as Note Registrar. The Trustee may destroy any list furnished to it as provided in Section 801 upon receipt of a new list so furnished.

      The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Notes, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

      Every Holder of Notes, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.


SECTION 803.  Reports by Trustee.

      The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within sixty days after each May 15 following the date of this Indenture deliver to Holders a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a).

      A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Notes are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when any Notes are listed on any stock exchange.


SECTION 804.  Reports by Company.

      The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to
Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                                  ARTICLE NINE

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE


SECTION 901.  Company May Consolidate, Etc., Only on Certain Terms.

      The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

      (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership, unincorporated organization or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and (a) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Notes and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed (b) if such consolidation, merger, conveyance, transfer, or lease occurs prior to the Release Date, shall expressly assume, by an indenture supplemental to the First Mortgage, executed and delivered to the Trustee and the Mortgage Trustee, in form satisfactory to the Trustee and the Mortgage Trustee, the due and punctual payment of the principal of and any premium and interest on all of the Senior Note First Mortgage Bonds and the performance of every covenant of the First Mortgage on the part of the Company to be performed or observed. For purposes of this Article Nine, the phrase "assets substantially as an entirety" shall mean 50% or more of the total assets of the Company as shown on the consolidated balance sheet of the Company as of the end of the calendar year immediately preceding the day of the year in which such determination is made and nothing in this Indenture shall prevent or hinder the Company from conveying, transferring or leasing during any calendar year (in one transaction or a series of transactions) less than 50% of the amount of its total assets as shown on the consolidated balance sheet of the Company as of the end of the immediately preceding calendar year;

      (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or any Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

      (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Indenture, the Company or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Notes equally and ratably with (or prior to) all indebtedness secured thereby; and

      (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.


SECTION 902.  Successor Substituted.

      Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 901, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Notes.

                                   ARTICLE TEN

                             SUPPLEMENTAL INDENTURES


SECTION 1001.  Supplemental Indentures Without Consent of Holders.

      Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

      (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Notes; or

      (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Notes (and if such covenants are to be for the benefit of less than all series of Notes, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

      (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Notes (and if such additional Events of Default are to be for the benefit of less than all series of Notes, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

      (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Notes in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Notes in uncertificated form; or

      (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Notes, provided that any such addition, change or elimination (A) shall neither (i) apply to any Note of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Note with respect to such provision or (B) shall become effective only when there is no such Note Outstanding; or

      (6) to secure the Notes; or

      (7) to establish the form or terms of Notes of any series as permitted by Sections 201 and 301; or

      (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 711; or

      (9) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this Clause (9) shall not adversely affect the interests of the Holders of Notes of any series in any material respect.


SECTION 1002.  Supplemental Indentures With Consent of Holders.

      With the consent of the Holders of a majority in principal amount of the Outstanding Notes of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Notes of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby,

      (1) change the Stated Maturity of the principal of, or any instalment of principal of or interest on, any Note, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Note or any other Note which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 602, or change any Place of Payment where, or the coin or currency in which, any Note or any premium or interest thereon is payable, or impair the interest hereunder of the Trustee in the Senior Note First Mortgage Bonds, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption
   Date), or prior to the Release Date, impair the interest hereunder of the Trustee in the Senior Note First Mortgage Bonds, reduce the principal amount of any series of Senior Note First Mortgage Bonds to an amount less than the principal amount of the related series of Notes or alter the payment provisions of such Senior Note First Mortgage Bonds in a manner adverse to the Holders of the Notes, or

      (2) reduce the percentage in principal amount of the Outstanding Notes of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

      (3) modify any of the provisions of this Section, Section 613 or Section 1108, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1108, or the deletion of this proviso, in accordance with the requirements of Sections 711 and 1001(8).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Notes, or which modifies the rights of the Holders of Notes of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Notes of any other series.

      It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


SECTION 1003.  Execution of Supplemental Indentures.

      In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 701) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.


SECTION 1004.  Effect of Supplemental Indentures.

      Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.


SECTION 1005.  Conformity with Trust Indenture Act.

      Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.


SECTION 1006.  Reference in Notes to Supplemental Indentures.

      Notes of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Notes of such series.

                                 ARTICLE ELEVEN

                                    COVENANTS


SECTION 1101.  Payment of Principal, Premium and Interest.

      The Company covenants and agrees for the benefit of each series of Notes that it will duly and punctually pay the principal of and any premium and interest on the Notes of that series in accordance with the terms of the Notes and this Indenture.


SECTION 1102.  Maintenance of Office or Agency.

      The Company will maintain in each Place of Payment for any series of Notes an office or agency where Notes of that series may be presented or surrendered for payment, where Notes of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

      The Company may also from time to time designate one or more other offices or agencies where the Notes of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Notes of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.


SECTION 1103.  Money for Notes Payments to Be Held in Trust.

      If the Company shall at any time act as its own Paying Agent with respect to any series of Notes, it will, on or before each due date of the principal of or any premium or interest on any of the Notes of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

      Whenever the Company shall have one or more Paying Agents for any series of Notes, it will, prior to each due date of the principal of or any premium or interest on any Notes of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

      The Company will cause each Paying Agent for any series of Notes other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Company (or any other obligor upon the Notes of that series) in the making of any payment in respect of the Notes of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Notes of that series.

      The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

      Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Note of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.


SECTION 1104.  Statement by Officers as to Default.

      The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 1105.  Recording, Filing, etc.; Opinions of Counsel.

      The Company will cause this Indenture, any indentures supplemental to this Indenture, and any financing or continuation statements to be promptly recorded and filed and rerecorded and refiled in such a manner and in such places, as may be required by law in order fully to preserve, protect and perfect the security of the Holders and all rights of the Trustee, and shall deliver to the Trustee:

      (a) promptly after the execution and delivery of this Indenture and of any indenture supplemental to this Indenture but prior to the Release Date, an Opinion of Counsel either stating that, in the opinion of such counsel, this Indenture or such supplemental indenture and any financing or continuation statements have been properly recorded and filed so as to make effective and to perfect the security interest of the Trustee intended to be created by this Indenture for the benefit of the Holders from time to time in the Senior Note First Mortgage Bonds, and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to perfect or make such security interest effective and stating what, if any, action of the foregoing character may reasonably be expected to become necessary prior to the next succeeding ______ 1 to maintain, perfect and make such security interest effective; and

      (b) on or before _____ 1 of each year, beginning in 199__, and prior to the Release Date, an Opinion of Counsel either stating that in the opinion of such counsel such action has been taken, since the date of the most recent Opinion of Counsel furnished pursuant to this Section 1105(b) or the first Opinion of Counsel furnished pursuant to Section 1105(a), with respect to the recording, filing, rerecording, or refiling of this Indenture, each supplemental indenture and any financing or continuation statements, as is necessary to maintain and perfect the security interest of the Trustee intended to be created by this Indenture for the benefit of the Holders from time to time of the Notes in the Senior Note First Mortgage Bonds, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain and perfect such security interest and stating what, if any, action of the foregoing character may reasonably be expected to become necessary prior to the next succeeding _____ 1 to maintain, perfect and make such security interest effective.


SECTION 1106.  Existence.

      Subject to Article Nine, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and corporate franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1107.  Maintenance of Properties.

      Subject to Article Nine, the Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.


SECTION 1108.  Payment of Taxes and Other Claims.

      The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.


SECTION 1109.  Waiver of Certain Covenants.

      Except as otherwise specified as contemplated by Section 301 for Notes of such series, the Company may, with respect to the Notes of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 301(20), 1001(2) or 1001(7) for the benefit of the Holders of such series or in any of Sections 1107 through 1108 if before the time for such compliance the Holders of a majority in principal amount of the Outstanding Notes of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.


SECTION 1110.  Calculation of Original Issue Discount.

   The Company shall file with the Trustee promptly at the end of each calendar year a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Notes as of the end of such year.

                                 ARTICLE TWELVE

                               REDEMPTION OF NOTES


SECTION 1201.  Applicability of Article.

      Notes of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for such Notes) in accordance with this Article.


SECTION 1202.  Election to Redeem; Notice to Trustee.

      The election of the Company to redeem any Notes shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 301 for such Notes. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Notes of such series to be redeemed and, if applicable, of the tenor of the Notes to be redeemed. In the case of any redemption of Notes (a) prior to the expiration of any restriction on such redemption provided in the terms of such Notes or elsewhere in this Indenture, or (b) pursuant to an election of the Company which is subject to a condition specified in the terms of such Notes or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.


SECTION 1203.  Selection by Trustee of Notes to Be Redeemed.

      If less than all the Notes of any series are to be redeemed (unless all the Notes of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Note), the particular Notes to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Notes of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Note of such series, provided that the unredeemed portion of the principal amount of any Note shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Note. If less than all the Notes of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Note), the particular Notes to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Notes of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

      The Trustee shall promptly notify the Company in writing of the Notes selected for redemption as aforesaid and, in case of any Notes selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

      The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Note, whether such Note is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Note shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Note.

      For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes shall relate, in the case of any Notes redeemed or to be redeemed only in part, to the portion of the principal amount of such Notes which has been or is to be redeemed.


SECTION 1204.  Notice of Redemption.

      Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Notes to be redeemed, at his address appearing in the Note Register.

      All notices of redemption shall identify the Notes to be redeemed (including CUSIP number) and shall state:

      (1) the Redemption Date,

      (2) the Redemption Price,

      (3) if less than all the Outstanding Notes of any series and of a specified tenor consisting of more than a single Note are to be redeemed, the identification (and, in the case of partial redemption of any such Notes, the principal amounts) of the particular Notes to be redeemed and, if less than all the Outstanding Notes of any series and of a specified tenor consisting of a single Note are to be redeemed, the principal amount of the particular Note to be redeemed,

      (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Note to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

      (5) the place or places where each such Note is to be surrendered for payment of the Redemption Price, and

      (6) that the redemption is for a sinking fund, if such is the case.

      Notice of redemption of Notes to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.

SECTION 1205.  Deposit of Redemption Price.

      Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1103) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Notes which are to be redeemed on that date.


SECTION 1206.  Notes Payable on Redemption Date.

      Notice of redemption having been given as aforesaid, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Notes shall cease to bear interest. Upon surrender of any such Note for redemption in accordance with said notice, such Note shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Notes, or one or more Predecessor Notes, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

      If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Note.


SECTION 1207.  Notes Redeemed in Part.

      Any Note which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered.

                                ARTICLE THIRTEEN

                                  SINKING FUNDS


SECTION 1301.  Applicability of Article.

      The provisions of this Article shall be applicable to any sinking fund for the retirement of Notes of any series except as otherwise specified as contemplated by Section 301 for such Notes.

      The minimum amount of any sinking fund payment provided for by the terms of any Notes is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of such Notes is herein referred to as an "optional sinking fund payment". If provided for by the terms of any Notes, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1302. Each sinking fund payment shall be applied to the redemption of Notes as provided for by the terms of such Notes.


SECTION 1302.  Satisfaction of Sinking Fund Payments with Notes.

      The Company (1) may deliver Outstanding Notes of a series (other than any previously called for redemption) and (2) may apply as a credit Notes of a series which have been redeemed either at the election of the Company pursuant to the terms of such Notes or through the application of permitted optional sinking fund payments pursuant to the terms of such Notes, in each case in satisfaction of all or any part of any sinking fund payment with respect to any Notes of such series required to be made pursuant to the terms of such Notes as and to the extent provided for by the terms of such Notes; provided that the Notes to be so credited have not been previously so credited. The Notes to be so credited shall be received and credited for such purpose by the Trustee at the Redemption Price, as specified in the Notes so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.


SECTION 1303.  Redemption of Notes for Sinking Fund.

      Not less than 60 days prior to each sinking fund payment date for any Notes, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for such Notes pursuant to the terms of such Notes, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Notes pursuant to Section 1302 and stating the basis for such credit and that such Notes have not been previously so credited and will also deliver to the Trustee any Notes to be so delivered. Not less than 30 days prior to each such sinking fund payment date, the Trustee shall select the Notes to be redeemed upon such sinking fund payment date in the manner specified in Section 1203 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1204. Such notice having been duly given, the redemption of such Notes shall be made upon the terms and in the manner stated in Sections 1206 and 1207.

                                ARTICLE FOURTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE


SECTION 1401.  Company's Option to Effect Defeasance or Covenant Defeasance.

      The Company may elect,  at its option at any time, to have Section 1402 or
Section 1403 applied to any Notes or any series of Notes, as the case may be, designated pursuant to Section 301 as being defeasible pursuant to such Section 1402 or 1403, in accordance with any applicable requirements provided pursuant to Section 301 and upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 301 for such Notes.


SECTION 1402.  Defeasance and Discharge.

      Upon the Company's exercise of its option (if any) to have this Section applied to any Notes or any series of Notes, as the case may be, the Company shall be deemed to have been discharged from its obligations with respect to such Notes as provided in this Section on and after the date the conditions set forth in Section 1404 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Notes and to have satisfied all its other obligations under such Notes and this Indenture insofar as such Notes are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Notes to receive, solely from the trust fund described in Section 1404 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Notes when payments are due, (2) the Company's obligations with respect to such Notes under Sections 304, 305, 306, 1102 and 1103 and with respect to the Trustee under Section 707, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article. Subject to compliance with this Article, the Company may exercise its option (if any) to have this Section applied to any Notes notwithstanding the prior exercise of its option (if any) to have Section 1403 applied to such Notes.

SECTION 1403.  Covenant Defeasance.

      Upon the Company's exercise of its option (if any) to have this Section applied to any Notes or any series of Notes, as the case may be, (1) the Company shall be released from its obligations under Section 901(3), Sections 1107 through 1108, inclusive, and any covenants provided pursuant to Section 301(20), 1001(2), 1001(6) or 1001(7) and 501(8) for the benefit of the Holders of such Notes and (2) the occurrence of any event specified in Sections 601(4) (with respect to any of Section 901(3), Sections 1107 through 1108, inclusive, and any such covenants provided pursuant to Section 301(20), 1001(2), 1001(6) or 1001(7)) and 601(8) shall be deemed not to be or result in an Event of Default with respect to such Notes as provided in this Section on and after the date the conditions set forth in Section 1404 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 601(4)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Notes shall be unaffected thereby.


SECTION 1404.  Conditions to Defeasance or Covenant Defeasance.

      The following shall be the conditions to the application of Section 1402 or Section 1403 to any Notes or any series of Notes, as the case may be:

      (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Notes, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, the principal of and any premium and interest on such Notes on the respective Stated Maturities or on any Redemption Date established pursuant to clause (9) below, in accordance with the terms of this Indenture and such Notes. As used herein, "U.S. Government Obligation" means (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or
   (ii), is not callable or redeemable at the option of the issuer thereof,  and
   (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Notes Act) as custodian with respect to any U.S. Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

      (2) In the event of an election to have Section 1402 apply to any Notes or any series of Notes, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Notes will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Notes and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

      (3) In the event of an election to have Section 1403 apply to any Notes or any series of Notes, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Notes will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Notes and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

      (4) The Company shall have delivered to the Trustee an Officers= Certificate to the effect that neither such Notes nor any other Notes of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit.

      (5) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Notes or any other Notes shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 601(6) and (7), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

      (6) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Notes are in default within the meaning of such Act).

      (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

      (8) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

      (9) If the Notes are to be redeemed prior to Stated Maturity (other than from mandatory sinking fund payments or analogous payments), notice of such redemption shall have been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee shall have been made.

      (10) The Company shall have delivered to the Trustee an Officers= Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.


SECTION 1405. Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous Provisions.

      Subject to the provisions of the last paragraph of Section 1103, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 1404 in respect of any Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Notes, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

      The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1404 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Notes.

      Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1404 with respect to any Notes which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Notes.


SECTION 1406.  Reinstatement.

      If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Notes by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Notes from which the Company has been discharged or released pursuant to Section 1402 or 1403 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Notes, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 1405 with respect to such Notes in accordance with this Article; provided, however, that if the Company makes any payment of principal of or any premium or interest on any such Note following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Notes to receive such payment from the money so held in trust.



                          _____________________________


      This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                                ARIZONA PUBLIC SERVICE COMPANY


                                                By..............................
                                                Treasurer

Attest:


 .....................


                                                THE BANK OF NEW YORK, as Trustee


                                                By..............................
                                                Vice President

Attest:


 .....................

STATE OF ARIZONA        )
                        )  ss.:
COUNTY OF MARICOPA      )


      On the ....  day of        before me  personally  came Nancy E.  Newquist,
to me known, who, being by me duly sworn, did depose and say that she is Treasurer of Arizona Public Service Company, one of the corporations described in and which executed the foregoing instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that she signed her name thereto by like authority.



                                                     ...........................



STATE OF NEW YORK    )
                     )  ss.:
COUNTY OF NEW YORK   )


      On the .... day of           , before me personally came ____________,  to
me known, who, being by me duly sworn, did depose and say that he is Vice President of The Bank of New York, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



                                                    ...........................